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                                                                    Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63823) of Leap Wireless International, Inc. of our report dated April 30, 1999, appearing on Page F-43 of this Annual Report on Form 10-K/A (Amendment No. 2).



PRICEWATERHOUSECOOPERS LLP


McLean, Virginia
June 16, 1999